UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): (February 23, 2025)
___________________________________
SENTI BIOSCIENCES, INC.
(Exact name of Registrant as specified in its charter)
___________________________________

Delaware	001-40440	86-2437900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 239-2030

(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On February 23, 2025, following the approval by the Board of Directors (the “Board”) of Senti Biosciences, Inc. (the “Company”) Jay Cross was appointed as the Company’s Chief Financial Officer, effective as of March 3, 2025. The Board also appointed Mr. Cross to serve as the Company’s principal financial officer and principal accounting officer, effective immediately following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Mr. Cross, age 54, previously held various roles at Sonnet BioTherapeutics, Inc. (“Sonnet”) from May 2019 through February 2025. He served as Sonnet’s Chief Financial Officer and Chief Business Officer. Prior to that time Mr. Cross was a Managing Director with Chardan Capital’s healthcare investment banking team from November 2015 to March 2019, where he focused on biopharmaceuticals. Prior to that, from May 2014 to June 2015, Mr. Cross served as a Director with Alere Financial Partners and from May 2011 to October 2013 as a Senior Analyst at Balyasny Asset Management. He launched his career in finance in 1999 as an associate analyst covering biotechnology on the healthcare equity research team at Hambrecht & Quist. Mr. Cross earned an M.P.H. from the Yale University School of Medicine and a B.S. in psychology from Washington & Lee University.

In connection with his appointment, the Company entered into an offer letter with Mr. Cross dated February 4, 2025 (the “Offer Letter”), under which Mr. Cross will provide services as chief financial officer and will receive an initial annual base salary of $465,000 and will be eligible for an annual target bonus equal to 40% of his annual base salary. The Offer Letter has no specific term and provides for at-will employment. We have also agreed to pay Mr. Cross a one-time sign-on bonus of $50,000 (the “Sign-on Bonus”) if he remains employed 120 days after starting his employment with the Company. The Sign-on Bonus is repayable if Mr. Cross departs the Company prior to 14 months after March 3, 2025 except in certain instances as provided in the Offer Letter. Further, the Company agreed to grant Mr. Cross an option (as described below, the “Option) to purchase 174,200 shares of the Company’s common stock (the “Common Stock”) under the Company’s 2022 Inducement Plan (the “Plan”), exercisable at the fair market value of the Common Stock as of the date of the grant, subject to the approval by the Company’s stockholders of the “Proposal No. 2” as described in the Company’s definitive proxy statement filed on January 27, 2025 with the U.S. Securities and Exchange Commission (the “Proposal”) at the Company’s special meeting of stockholders to be held on March 6, 2025 (the “Meeting”). If the Proposal fails to obtain approval at the Meeting, the Company will instead grant Mr. Cross an option to purchase 44,000 shares of the Common Stock under the Plan. The Option shall vest over a four-year period, with one quarter of the shares subject to the Option vesting on the first anniversary of March 3, 2025, and the remaining shares vesting equally over the following thirty-six (36) months of continuous service. Mr. Cross will also be eligible to enter into the Company’s standard Change in Control Agreement for executive officers 180 days after his start date.

In connection with Mr. Cross’ appointment, Mr. Cross will enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-4, as amended (File No. 333- 262707) filed with the Securities and Exchange Commission on May 10, 2022. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Mr. Cross for some expenses, including attorneys’ fees, judgments, fines, penalties, excise taxes and settlement amounts actually and reasonably incurred by him in any action or proceeding arising out of his service as one of the Company’s executive officers.

Except as set forth above, there are no arrangements or understandings between Mr. Cross and any other persons pursuant to which he was named to these positions with the Company. There are no family relationships between Mr. Cross and any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Additionally, Mr. Cross does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of the Offer Letter does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the complete text of the Offer Letter, a copy of which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2025.

Appointment of Principal Financial Officer and Principal Accounting Officer

Following approval by the Board of the Company, Timothy Lu, M.D., Ph.D., the Chief Executive Officer of the Company, was appointed to serve as the interim principal financial officer and principal accounting officer of the

Company, effective as of January 31, 2025, until immediately following the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, when Mr. Cross will assume responsibilities as the Company’s principal financial officer and principal accounting officer as noted above.

Item 7.01 Regulation FD Disclosure.

On February 25, 2025, the Company issued a press release announcing the hiring of Mr. Cross. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES, INC.

Date:	February 25, 2025	By:	/s/ Timothy Lu, M.D., Ph.D.
		Name:	Timothy Lu, M.D., Ph.D.
		Title:	Chief Executive Officer